Exhibit 10.15

EXECUTION VERSION

CONSENT OF GRANTORS

Dated: May 2, 2016

Reference is made to the First Lien/First Lien Intercreditor Agreement, dated as of May 2, 2016, among Barclays Bank PLC (as successor in interest to Credit Suisse AG, Cayman Islands Branch), as Collateral Agent, Barclays Bank PLC, as Authorized Representative under the Credit Agreement, and Wells Fargo Bank, National Association, as Initial Other Authorized Representative (as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time, the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the Grantors party hereto has read the foregoing Intercreditor Agreement and consents thereto. Each of the Grantors party hereto agrees that it will not take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First-Priority Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement. Each of the Grantors party hereto confirms that the foregoing Intercreditor Agreement is for the sole benefit of the First-Priority Secured Parties and their respective successors and assigns, and that no Grantor is an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Each of the Grantors party hereto agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent of Grantors shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to the Grantors pursuant to this Consent of Grantors shall be delivered in accordance with the notice provisions set forth in the Intercreditor Agreement.

[Signatures follow.]

IN WITNESS HEREOF, this Consent of Grantors is hereby executed by each of the Grantors as of the date first written above.

PRIME SECURITY SERVICES HOLDINGS, LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

PRIME SECURITY SERVICES BORROWER, LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ASG INTERMEDIATE HOLDING CORP.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ASG HOLDINGS LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ALARM SECURITY GROUP LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Consent of Grantors]

ABC SECURITY CORPORATION

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

BRINKMAN SECURITY, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ASG GOVERNMENT SERVICES LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

NOLAN’S PROTECTION SYSTEMS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PROTECTION HOLDINGS II, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PROTECTION ONE, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Consent of Grantors]

PROTECTION ONE ALARM MONITORING, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

SECURITY MONITORING SERVICES, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: Vice President

PROTECTION ONE SYSTEMS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PROTECTION ONE DATA SERVICES, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

PROTECTION ONE ALARM MONITORING OF MASS., INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

MONITAL SIGNAL CORPORATION

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Consent of Grantors]

PRIME FINANCE INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

THE ADT CORPORATION

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

ADT CANADA HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

ADT HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

ADT US HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

ADT INVESTMENTS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

[Consent of Grantors]

ADT LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

ELECTRO SIGNAL LAB, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

S2 MERGERSUB INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President

[Consent of Grantors]